UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): May 29, 2009

ROCK-TENN COMPANY
(Exact name of registrant as specified in its charter)

Georgia	1-12613	62-0342590
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On May 29, 2009, Rock-Tenn Company (“RockTenn”) issued $100 million aggregate principal amount of 9 1/4% senior notes due 2016 (the “Additional Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.  The press release announcing the offering is incorporated herein as Exhibit 99.1.  The Additional Notes were issued pursuant to the Indenture, dated as of March 5, 2008 (the “Base Indenture”), by and among RockTenn, the guarantors listed therein and HSBC Bank USA, National Association, as Trustee, as supplemented by the Supplemental Indenture on March 16, 2009 (the “First Supplemental Indenture”) and by the Second Supplemental Indenture on May 29, 2009 (the “Second Supplemental Indenture” and together with the Base Indenture and the First Supplemental Indenture, the “Indenture”).  The First Supplemental Indenture was entered into to add Solvay Paperboard LLC, a subsidiary of RockTenn, as a guarantor under the Indenture.  The Second Supplemental Indenture was entered into to provide for and confirm the issuance of the Additional Notes.  The material terms of the Base Indenture are more fully described on RockTenn’s Current Report on Form 8-K filed on March 11, 2008.

The foregoing summary is qualified in its entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, copies of which are incorporated by reference herein as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03.     Material Modification to Rights of Security Holders.

The information included in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01.     Other Events.

On May 29, 2009, RockTenn issued a press release announcing the expiration and final results of its previously announced cash tender offer for up to $100 million aggregate principal amount of its 8.20% senior notes due 2011 (the “Notes”).  $93,347,000 in aggregate principal amount of the Notes were validly tendered in the tender offer.  A copy of the press release is incorporated herein as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Indenture, dated as of March 5, 2008, by and among Rock-Tenn Company, the guarantors party thereto and HSBC Bank USA, National Association as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on March 11, 2008).

4.2	Supplemental Indenture, dated as of March 16, 2009, by and among Solvay Paperboard LLC, Rock-Tenn Company and HSBC Bank USA, National Association as Trustee.

4.3	Second Supplemental Indenture, dated as of May 29, 2009, by and among Rock-Tenn Company, the guarantors party thereto and HSBC Bank USA, National Association as Trustee.

99.1	Press Release dated May 14, 2008 (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on May 14, 2008).

99.2	Press Release dated May 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 29, 2009
ROCK-TENN COMPANY

		By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

4.1

Indenture, dated as of March 5, 2008, by and among Rock-Tenn Company, the guarantors party thereto and HSBC Bank USA, National Association as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on March 11, 2008).

4.2	Supplemental Indenture, dated as of March 16, 2009, by and among Solvay Paperboard LLC, Rock-Tenn Company and HSBC Bank USA, National Association as Trustee.

4.3	Second Supplemental Indenture, dated as of May 29, 2009, by and among Rock-Tenn Company, the guarantors party thereto and HSBC Bank USA, National Association as Trustee.

99.1	Press Release dated May 14, 2009 (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on May 14, 2008).

99.2	Press Release dated May 29, 2009.